                                                                    EXHIBIT 10.1


                 FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT



     THIS FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this "First Amendment") is dated as of the 11th day of June, 1999 among JDN REALTY CORPORATION (the "Borrower"), WACHOVIA BANK, N.A., as Agent (the "Agent"), PNC BANK, NATIONAL ASSOCIATION, as Documentation Agent and WACHOVIA BANK, N.A., PNC BANK, NATIONAL ASSOCIATION, COMMERZBANK, A.G., ATLANTA AGENCY, BANKERS TRUST COMPANY, THE BANK OF NOVA SCOTIA, FIRST TENNESSEE BANK NATIONAL ASSOCIATION and SOUTHTRUST BANK, NATIONAL ASSOCIATION (collectively, the "Banks");


                              W I T N E S S E T H:
                              - - - - - - - - - -


     WHEREAS, the Borrower, the Agent and the Banks executed and delivered that certain Term Loan Credit Agreement, dated as of February 17, 1999(the "Credit Agreement");

     WHEREAS, the Borrower has requested and the Agent and the Banks have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

     NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Agent and the Banks hereby covenant and agree as follows:

     1.  Definitions.  Unless otherwise specifically defined herein, each term
         -----------
used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

     2.   Amendment to Section 1.01.  Section 1.01 of the Credit Agreement
          -------------------------
hereby is amended by deleting the definition of "Gross

Asset Value" and by adding the following definitions in appropriate alphabetical sequence:

               "Consolidated Fixed Charges" means, for any period, determined on a consolidated basis in accordance with GAAP, the sum of (i) Consolidated Interest Expense for the Fiscal Quarter just ended and the 3 immediately preceding Fiscal Quarters, plus (ii) all dividends paid or declared but not yet paid by the Borrower on preferred stock during the Fiscal Quarter just ended and the 3 immediately preceding Fiscal Quarters, plus (iii) the aggregate amount of scheduled principal amortization paid in the Fiscal Quarter just ended and the 3 immediately preceding Fiscal Quarters as reflected on the Borrower's most recent quarterly financial statement submitted to the Banks, but excluding any principal payments under the Revolving Credit Agreement or any other agreement pertaining to revolving debt permitted under Section 5.26, and excluding any balloon payments on other Debt.

               "Development SPE" means a special purpose entity approved by the Required Banks (which approval shall not be unreasonably withheld or delayed) formed by an unrelated party for the purpose of owning and developing property which may be purchased by the Borrower, any Guarantor or an Affiliate thereof and borrowing money for such purpose, which entity shall be restricted pursuant to its articles of incorporation from engaging in any business other than owning and developing property, and activities incidental thereto, and from incurring any Debt, other than Replacement Property Development Loans and other Debt incidental thereto.

               "Gross Asset Value" means, on a consolidated basis for the Borrower and the Guarantors, the sum of (without duplication with respect to any Property):

               (i) an amount equal to the product of (x) 10 (which is the capitalization rate), times (y) 4 (which is the annualization factor), times (z) the Net Operating Income for the 3 month period ending on the last day of the month just ended prior to the date of determination, from each Property owned by the Borrower or any Guarantor for at least one Fiscal Quarter; plus

               (ii) an amount equal to the book value as of the last day of the month just ended prior to the date of determination of Property owned by the Borrower or any Guarantor for less than a Fiscal Quarter; plus

               (iii) the book value of Construction in Progress on the last day of the Fiscal Quarter just ended; plus

               (iv) the aggregate amount of all restricted cash held by a Qualified Intermediary on behalf of the Borrower or any Guarantor, plus

               (v) the aggregate principal amount outstanding of all Replacement Property Development Loans as to which the development of the relevant property is controlled by the Borrower, a Guarantor or an Affiliate thereof.

               "Qualified Intermediary" means any Person serving as a "qualified intermediary" for purposes of a Section 1031 Exchange.

               "Relinquished Property" means a Property sold to a Person which is not the Borrower or an Affiliate thereof, and the proceeds of such sale are held in an exchange account by a Qualified Intermediary, as part of a
     Section 1031 Exchange.

               "Replacement Property" means a Property acquired as a replacement for a Relinquished Property as part of a Section 1031 Exchange.

               "Replacement Property Development Loan" means a loan by the Borrower or any Guarantor to a Development SPE, provided that (i) the proceeds of such loan are used solely for the development of a retail Property that may be purchased by the Borrower, any Guarantor or any Affiliate thereof, or that may be transferred to the Borrower, any Guarantor or any Affiliate thereof, as part of a Section 1031 Exchange,
     (ii) the principal amount of such loan outstanding at any time shall not exceed 100% of the aggregate costs actually incurred (including hard and soft costs) for development of such property, (iii) such loan accrues interest at a rate which is not less than the interest rate in effect from time to time with respect to Loans under this Agreement, with such interest being capitalized during construction and then payable from available cash flow, (iv) such loan is secured by a first priority mortgage, deed to secure debt, deed of trust or similar instrument on such Property in favor of the Borrower or such Guarantor, (v) such loan matures no later than 35 months after the date such loan is made, (vi) 100% of the net proceeds of sale of portions of such property by the Development SPE shall be paid and applied as a prepayment on such loan, (vii) such loan is repayable in full at the earlier of maturity or sale or transfer of all of the remaining property by the Development SPE, and (viii) such loan remains a performing loan in all material respects.

               "Section 1031 Exchange" means a sale and exchange of a Relinquished Property for a Replacement Property pursuant to and qualifying for tax treatment under Section 1031 of the Code.

     3.   Amendment to Section 5.01(c).  Section 5.01(c) of the Credit Agreement
          ----------------------------
hereby is deleted and the following is substituted therefor:

          (c) simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above, a certificate, substantially in the form of Exhibit F (a "Compliance Certificate"), of the
                                  ---------
     chief financial officer or the chief accounting officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 5.05, 5.15, 5.16, 5.17, 5.20 through 5.25, inclusive, and 5.30 on the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

     4.   Amendment to Section 5.05.  Section 5.05 of the Credit Agreement
          -------------------------
hereby is deleted and the following is substituted therefor:

               SECTION 5.05. Consolidations, Mergers and Sales of Assets.
                             -------------------------------------------
     Neither the Borrower nor any of the Guarantors will consolidate or merge with or into, or acquire all or substantially all of the assets or stock of any other Person, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, provided that:
                                                          --------

               (i) the Borrower may merge with another Person if (x) such Person was organized under the laws of the United States of America or one of its states, (y) the Borrower is the corporation surviving such merger and (z) immediately after giving effect to such merger, no Default shall have occurred and be continuing;

               (ii) Guarantors may merge with one another, and the Guarantors may sell, lease or otherwise transfer assets to the Borrower;

               (iii) any sale for cash only of Property by JDN DCI, pursuant to reasonable terms which are no less favorable to JDN DCI than would be obtained in a comparable arm's length transaction with a Person which is not an Affiliate, for fair market value (as determined in good faith by the Board of Directors of JDN DCI or the Borrower or an Executive Committee thereof), provided that the proceeds thereof are
                                        --------
          used by JDN DCI, or are distributed by JDN DCI to the

          Borrower or a Guarantor to be used by it, for the purchase of comparable property, to repay Debt or to fund new development, or otherwise to be retained by it for working capital;

               (iv) the sale by the Borrower or a Guarantor of a Relinquished Property as part of a Section 1031 Exchange; provided that such sale
                                                       --------
          is pursuant to reasonable terms which are no less favorable to the Borrower or such Guarantor than would be obtained in a comparable arm's length transaction with a Person which is not an Affiliate, for fair market value (as determined in good faith by the Board of Directors of the Borrower or such Guarantor or an Executive Committee thereof), provided that the proceeds thereof
                                           --------
          are used by the Borrower or such Guarantor for the purchase of Replacement Property;

               (v) the foregoing limitation on the acquisition of all or substantially all the assets or stock of another Person shall not prohibit, during any Fiscal Quarter, the acquisition of all or substantially all of the assets or stock of another Person unless the aggregate assets or stock acquired in a single acquisition or series of related acquisitions of all or substantially all of the assets or stock of another Person by the Borrower and the Guarantors during such Fiscal Quarter constituted more than 20% of Gross Asset Value at the end of the most recent Fiscal Quarter immediately preceding such Fiscal Quarter;

               (vi) the foregoing limitation on the sale, lease or other transfer of assets shall not prohibit, during any Fiscal Quarter, a transfer of assets (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred, when combined with all other assets transferred, by the Borrower and the Guarantors during such Fiscal Quarter and the immediately preceding 3 Fiscal Quarters (but in each case excluding transfers permitted under clauses (i) through (iv) above), constituted more than 25% of Gross Asset Value at the end of the most recent Fiscal Quarter immediately preceding such Fiscal Quarter.

          In the case of any Guarantor which transfers substantially all of its assets pursuant to clause (vi) of the preceding sentence, and in the case of any Guarantor the stock of which is being sold and with respect to which clause (vi) would have been satisfied if the transaction had been a sale of assets of such Guarantor, such Guarantor may dissolve and shall be entitled to obtain from the Agent a written release from the Guaranty, provided that
                                                                   --------
     it can demonstrate to the reasonable satisfaction of the Agent that (A) it has repaid in full all Debt owed to the Borrower or any other Guarantor and
     (B) such sale was for cash and in the case of an asset transfer, the net cash proceeds received in connection therewith are being distributed to the Borrower as part of such dissolution, and upon obtaining such written release, it shall no longer be a Guarantor for any purpose hereunder.

     5.   Amendment to Section 5.16.  Section 5.16 of the Credit Agreement
          -------------------------
hereby is deleted and the following is substituted therefor:

               SECTION 5.16. Loans or Advances.  Neither the Borrower nor any of
                             -----------------
     the Guarantors shall make loans or advances to any Person except as permitted by Section 5.17 and except:

               (i) loans or advances to employees and directors not exceeding $10,000,000 in the aggregate principal amount outstanding at any time;

               (ii) deposits required by government agencies or public utilities;

               (iii) Replacement Property Development Loans and loans or advances from the Borrower to a Guarantor or from a Guarantor to the Borrower or another Guarantor; and/or

               (iv) other loans and advances by the Borrower and the Guarantors to any JDN Venture which (x) are evidenced by notes (and, if requested by the Agent, acting at the direction of the Required Banks, with such notes, together with any related mortgage, have been assigned to and pledged with the Agent, for the benefit of itself and the Banks, as security for the payment of all obligations of the Borrower to the Agent and the Banks hereunder) and (y) are in an amount which, together with Investments permitted by clause (vi) of Section 5.17, do not exceed 15% of Gross Asset Value as of the end of the most recent Fiscal Quarter;

          provided that after giving effect to the making of any loans, advances
          --------
          or deposits permitted by this Section, and no Default shall be in existence or be created thereby.

     6.   New Section 5.30.  A new Section 5.30 hereby is added to the Credit
          ----------------
Agreement, as follows:

               SECTION 5.30 Ratio of EBITDA to Consolidated Fixed Charges.  The
                            ---------------------------------------------
     ratio of EBITDA to Consolidated Fixed Charges for the Fiscal Quarter just ended and the 3 immediately preceding Fiscal Quarters will not be less than
     1.75 to 1.00, calculated at the end of each Fiscal Quarter.

     7.   Amendment to Section 6.01(b).  Section 6.01(b) of the Credit Agreement
          ----------------------------
hereby is deleted and the following is substituted therefor:

               (b) the Borrower shall fail to observe or perform any covenant contained in Sections 5.01(e), 5.01(i), 5.02(ii), 5.03 through 5.06, inclusive, or Sections 5.17 through 5.30, inclusive; or

     8.   Amendment to Exhibit F (Compliance Certificate). Exhibit F to the
          -----------------------------------------------
Credit Agreement hereby is deleted and Exhibit F attached hereto is substituted therefor.

     9.  Restatement of Representations and Warranties.  The Borrower hereby
         ---------------------------------------------
restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this First Amendment and all other loan documents executed and/or delivered in connection herewith.

     10.  Effect of Amendment.  Except as set forth expressly hereinabove, all
          -------------------
terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

     11.  Ratification.  The Borrower hereby restates, ratifies and reaffirms
          ------------
each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

     12.  Counterparts.  This First Amendment may be executed in any number of
          ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     13.  Section References.  Section titles and references used in this First
          ------------------
Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

     14.  No Default.  To induce the Agent and the Banks to enter into this
          ----------
First Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Banks under the Credit Agreement.

     15.  Further Assurances.  The Borrower agrees to take such further actions
          ------------------
as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Borrower.

     16.  Governing Law.  This First Amendment shall be governed by and
          -------------
construed and interpreted in accordance with, the laws of the State of Georgia.

     17.  Conditions Precedent.  This First Amendment shall become effective
          --------------------
only upon (i) execution and delivery of this First Amendment by the Borrower, the Agent and the Required Banks; (ii) execution and delivery of the Consent and Reaffirmation of Guarantor at the end hereof by JDN DCI; and (iii) receipt by the Agent of customary closing documents (including such secretary's certificates, officer's certificates, good standing certificates and opinions of counsel as the Agent may reasonably require).

     IN WITNESS WHEREOF, the Borrower, the Agent and each of the Banks has caused this First Amendment to Term Loan Credit Agreement to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.



JDN REALTY CORPORATION,             WACHOVIA BANK, N.A.,
as Borrower         (SEAL)          as Agent and as a Bank (SEAL)

By:                                 By:
    ---------------------               ---------------------
     Title:                              Title:


PNC BANK, NATIONAL ASSOCIATION,     BANKERS TRUST COMPANY,
as Documentation Agent and as       as a Bank              (SEAL)
a Bank              (SEAL)


By:                                 By:
    ---------------------               ---------------------
     Title:                              Title:

COMMERZBANK, AG, ATLANTA AGENCY,    THE BANK OF NOVA SCOTIA
as a Bank             (SEAL)        as a Bank      (SEAL)


By:                                 By:
    ---------------------               ---------------------
     Title:                              Title:

By:
    ---------------------
     Title:

FIRST TENNESSEE BANK NATIONAL       SOUTHTRUST BANK, NATIONAL
ASSOCIATION,    (SEAL)              ASSOCIATION,       (SEAL)
as a Bank                           as a Bank


By:                                 By:
    ---------------------               ---------------------
     Title:                              Title:

                                    EXHIBIT F
                                    ---------


                             COMPLIANCE CERTIFICATE
                             ----------------------



     Reference is made to the Term Loan Credit Agreement dated as of February 17, 1999, as amended by First Amendment to Credit Agreement dated as of June 11, 1999 (as so amended and as hereafter modified and supplemented and in effect from time to time, the "Credit Agreement") by and among JDN Realty Corporation, the Banks from time to time parties thereto, and Wachovia Bank, N.A., as Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

     Pursuant to Section 5.01(c) of the Credit Agreement, ______________, the duly authorized ______________________ of the Borrower, hereby (i) certifies to the Agent and the Banks that the information contained in the Compliance Check List attached hereto is true, accurate and complete as of __________, ____, and that no Default is in existence on and as of the date hereof and (ii) restates and reaffirms that the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof as though restated on and as of this date.


                                         JDN REALTY CORPORATION


                                         By:
                                            ------------------------------------
                                              Its:

                             COMPLIANCE CHECK LIST
                             JDN REALTY CORPORATION
                           --------------------------


                              _____________,  ____


1.  Ratio of Consolidated Total Liabilities to Gross Asset Value
     (Section 5.20)

     The ratio of Total Consolidated Liabilities to Gross Asset Value shall at all times be equal to or less than 0.55 to 1.0.

     (a) Total Consolidated Liabilities
         Schedule 1                                     $_________

     (b) Gross Asset Value    Schedule 2                $_________

     (c) Actual ratio of (a) to (b)                      _____ to 1.0

         Maximum ratio                                    0.55 to 1.0

2.   Ratio of Total Secured Debt to Gross Asset Value (Section 5.21)

     The ratio of Total Secured Debt to Gross Asset Value shall at all times be equal to or less than 0.40 to 1.0.

     (a) Total Secured Debt   Schedule 3                $_________

     (b) Gross Asset Value    Schedule 2                $_________

     (c) Actual ratio of (a) to (b)                      _____ to 1.0

         Maximum ratio                                    0.40 to 1.0

3.   Ratio of EBITDA to Consolidated Interest Expense (Section 5.22)

     The ratio of EBITDA to Consolidated Interest Expense for the Fiscal Quarter just ended and the 3 immediately preceding Fiscal Quarters will not be less than 2.0 to 1.00, calculated at the end of each Fiscal Quarter.

     (a) EBITDA         Schedule 4                      $_________

     (b) Consolidated Interest Expense/1/               $_________

_____________________
/1/  During Fiscal Quarter just ended and immediately preceding 3
     Fiscal Quarters

     (c) Actual ratio of (a) to (b)                      _____ to 1.0

         Minimum ratio                                     2.0 to 1.0

4.   Ratio of Unencumbered Assets to Unsecured Funded Debt (Section 5.23)

     The ratio of Unencumbered Assets to Unsecured Funded Debt shall at all times be equal to or greater than 1.75 to 1.00.

     (a) Net Operating Income from each
         and owned for at least one Fiscal
         Quarter Schedule 5                             $_________

     (b) 10 times (a)                                   $_________

     (c) 4 times (b)                                    $_________

     (d) book value of each Property not subject
         to a Mortgage and owned for less than
         one Fiscal Quarter                             $_________

     (e) book value of all Construction in Progress     $_________

     (f) sum of (c),(d) and (e)                         $_________

     (g) Unsecured Funded Debt    Schedule 6            $_________

     (h) Actual ratio of (f) to (g)                      _____ to 1.0

         Minimum ratio                                    1.75 to 1.0

5. Ratio of Unsecured Net Operating Income to Unsecured Interest Expense (Section 5.24)

     The ratio of Unsecured Net Operating Income to Unsecured Interest Expense shall at all times be equal to or greater than 1.75 to 1.0.

     (a) Unsecured Net Operating Income Schedule 5      $_________

     (b) Unsecured Interest Expense/1/                  $_________

     (c) Actual ratio of (a) to (b)                      ____ to 1.0

         Minimum ratio                                   1.75 to 1.0

6.   Restricted Payments (Section 5.15)/2/

________________
/1/ Include only Consolidated Interest Expense for Fiscal Quarter attributable to Unsecured Funded Debt.

/2/ Include this paragraph 6 and Schedule 7 only with the first

    The Borrower's Restricted Payments in any calendar year shall not exceed 95% of Funds from Operations for such period, unless (i) the Borrower must pay out an amount in excess of 95% of Funds from Operations to permit the Borrower to preserve its status as a real estate investment trust under the applicable provision of the Code.

    (a) Restricted Payments for current
        calendar year                                   $_________

    (b) Funds from Operations for current
        calendar year  Schedule 7                       $_________

    (c) 95% of (b)                                      $_________

        Limitation: (a) may not exceed (c)

7.  Guarantees (Section 5.25)

    Neither the Borrower nor any Guarantor will create, assume or suffer to exist any Guarantees of Debt of other Persons, except (i) Guarantees in existence on May 23, 1997 in the aggregate as of August 31, 1998 of 21,770,661, (ii) Guarantees of Debt of the Borrower or other Guarantors and
    (iii) other Guarantees in an aggregate amount not exceeding at any time 10% of Gross Asset Value as of the last day of the Fiscal Quarter just ended.

    (a) Amount Guaranteed by other Guarantees
        not permitted by clauses (i) and (ii)           $_________

    (b) Gross Asset Value    Schedule 2                 $_________

    (c) 10% of (b)                                      $_________

        Limitation: (a) may not exceed (c)

8.  Consolidations, Mergers and Sales of Assets (Section 5.05)

    Neither the Borrower nor any of the Guarantors will consolidate or merge with or into, or acquire all or substantially all of the assets or stock of any other Person, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, provided that:
                                                         --------
________________________________________________________________________________
Compliance Certificate furnished after the end of each Fiscal Year. Amounts included herein are for the year ended December 31, ____

          [(i) . . . (iv)]

          (v) the foregoing limitation on the acquisition of all or substantially all the assets or stock of another Person shall not prohibit, during any Fiscal Quarter, the acquisition of all or substantially all of the assets or stock of another Person unless the aggregate assets or stock acquired in a single acquisition or series of related acquisitions of all or substantially all of the assets or stock of another Person by the Borrower and the Guarantors during such Fiscal Quarter constituted more than 20% of Gross Asset Value at the end of the most recent Fiscal Quarter immediately preceding such Fiscal Quarter;

          (vi) the foregoing limitation on the sale, lease or other transfer of assets shall not prohibit, during any Fiscal Quarter, a transfer of assets (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred, when combined with all other assets transferred, by the Borrower and the Guarantors during such Fiscal Quarter and the immediately preceding 3 Fiscal Quarters (but in each case excluding transfers permitted under clauses (i) through (iv) above), constituted more than 25% of Gross Asset Value at the end of the most recent Fiscal Quarter immediately preceding such Fiscal Quarter.

    (a) Aggregate amount of assets or stock
        acquired in a single acquisition or
        series of related acquisitions during
        Fiscal Quarter just ended                       $_________

    (b) Gross Asset Value   Schedule 2                  $_________

    (c) 20% of (b)                                      $_________

        Limitation:  (a) may not exceed (c)

    (d) Aggregate amount of assets sold
        during Fiscal Quarter just
        ended                                           $_________

    (e) Aggregate amount of assets sold
        during 3 prior Fiscal Quarters                  $_________

    (f) Sum of (d) and (e)                              $_________


    (g) 25% of (b)                                      $_________

        Limitation: (f) may not exceed (g)

9.  Loans or Advances (Section 5.16)

    Neither the Borrower nor any of the Guarantors shall make loans or advances to any Person except as permitted by Section 5.17 and except:

          (i) loans or advances to employees and directors not exceeding $10,000,000 in the aggregate principal amount outstanding at any time;

          [(ii) . . .  (iii)]

          (iv) other loans and advances by the Borrower and the Guarantors to any JDN Venture which (x) are evidenced by notes (and, if requested by the Agent, acting at the direction of the Required Banks, with such notes, together with any related mortgage, have been assigned to and pledged with the Agent, for the benefit of itself and the Banks, as security for the payment of all obligations of the Borrower to the Agent and the Banks hereunder) and (y) are in an amount which, together with Investments permitted by clause (vi) of Section 5.17, do not exceed 15% of Gross Asset Value as of the end of the most recent Fiscal Quarter;

    (a) Loans and advances to officers
        and directors                                   $__________

        Limitation                                      $10,000,000

    (b) Other loans and advances evidenced by
        notes (and, if required, pledged with
        Agent) and not
        permitted by clauses (i) through (iii)          $__________

    (c) See line (e) and "Limitation" of paragraph 10 below

10. Investments (Section 5.17)

    Investments of the Borrower as of the Closing Date (other than in Subsidiaries, which are set forth in Schedule 4.08), are set forth on
    Schedule 5.17. Neither the Borrower nor any of the Guarantors shall make Investments after the Closing Date in any Person except as permitted by
    Section 5.16 and except Investments in:

         [(i) . . . (v)]

         (vi) other Investments by the Borrower and the Guarantors in an amount which, (x) together with loans and advances permitted by clause (iv) of
    Section 5.16, do not exceed 15% of Gross Asset Value as of the end of the most recent Fiscal Year, and (y) with respect to Investments in Persons over which, after giving effect to such Investment, the Borrower or the Guarantors do not have Control, do not exceed 5% of Gross Asset Value as of the end of the most recent Fiscal Year;

    (a)  Line (b) of paragraph 9 above                  $_________

    (b)  Other Investments not permitted by
         clauses (i) through (v)                        $_________

    (c)  Sum of (a) and (b)                             $_________

    (d)  Gross Asset Value   Schedule 2                 $_________

    (e)  15% of (d)                                     $_________

         Limitation: (c) may not exceed (e)

    (f)  Investments included in line (b) in
         Persons over which the Borrower or the
         Guarantors do not have control                 $_________

    (g)  5% of (d)                                      $_________

         Limitation: (f) may not exceed (g)

11. Ratio of EBITDA to Consolidated Fixed Charges (Section 5.30)

    The ratio of EBITDA to Consolidated Fixed Charges for the Fiscal Quarter just ended and the 3 immediately preceding Fiscal Quarters will not be less than 1.75 to 1.00, calculated at the end of each Fiscal Quarter.

    (a)  EBITDA   Schedule 4                            $_________

    (b)  Consolidated Interest Expense/3/               $_________

    (c)  dividends paid or declared
         but not yet paid on preferred
         stock/4/                                       $_________

    (d)  aggregate amount of scheduled
         principal amortization paid/4/                 $_________

_______________
/3/ During Fiscal Quarter just ended and immediately preceding 3   Fiscal
    Quarters

/4/ During Fiscal Quarter just ended and immediately preceding 3 Fiscal
    Quarters, but excluding any principal payments under this Agreement or any other agreement pertaining to revolving debt permitted under Section 5.26 and excluding any balloon payments on other Debt.

    (e)  sum of (b) through (d)                         $_________

    (f)  actual ratio of (a) to (e)                      _____ to 1.0

         Minimum ratio                                    1.75 to 1.0

                                                                      Schedule 1
                                                                      ----------

                        Total Consolidated Liabilities
                        ------------------------------

    (a)  Consolidated Liabilities                 $__________

    (b)  Debt Guaranteed by Borrower or any
         Guarantor                                $__________

    (c)  face amount of all letters of credit
         issued for the account of the Borrower
         or any Guarantor                         $__________

     TOTAL CONSOLIDATED LIABILITIES (sum of (a)
     through (c)                                  $__________

                                                     Schedule 2
                                                     ----------

                               Gross Asset Value
                               -----------------

    (a)  Net Operating Income for the 3 month
         period ending on the last day of the
         month just ended prior to the date of
         determination, from each Property owned
         by the Borrower or any Guarantor for
         at least one Fiscal Quarter              $__________

    (b)  40 times (a)                             $__________

    (c)  book value of each Property owned by
         the Borrower or any Guarantor
         for less than one Fiscal Quarter         $__________

    (d)  book value of Construction in
         Progress of each Property owned
         by the Borrower or any Guarantor         $__________

    (e)  aggregate amount of all restricted
         cash held by a Qualified Intermediary
         on behalf of the Borrower or any
         Guarantor                                $__________

    (f)) aggregate principal amount
         outstanding of all Replacement
         Property Development Loans as
         to which the development of the
         relevant property is controlled
         by the Borrower, a Guarantor or
         an Affiliate thereof.                    $__________

    GROSS ASSET VALUE (sum of (b) through (f))    $__________

                                                                      Schedule 3
                                                                      ----------

                             Total Secured Debt/5/
                             ---------------------



                                         INTEREST    FINAL
                                          RATE/6/    MATURITY   TOTAL
                                          -------    --------   -----
Money Borrowed
--------------


  ___________________________                    ________  ________  $_______
  ___________________________                    ________  ________  $_______
  ___________________________                    ________  ________  $_______
  ___________________________                    ________  ________  $_______
  ___________________________                    ________  ________  $_______


         Total Money Borrowed                                        $_______
Deferred Purchase Price/7/
--------------------------


  ___________________________                    ________  ________  $_______
  ___________________________                    ________  ________  $_______
  ___________________________                    ________  ________  $_______
  ___________________________                    ________  ________  $_______


         Total Deferred Purchase Price                                $_______
Capital Leases in which Borrower is the Tenant
----------------------------------------------


  ___________________________                    ________  ________  $_______
  ___________________________                    ________  ________  $_______
  ___________________________                    ________  ________  $_______
  ___________________________                    ________  ________  $_______


         Total Capital Leases                                        $_______
Letter of Credit Reimbursement
Obligations
-----------


  ___________________________                    ________  ________  $_______
  ___________________________                    ________  ________  $_______


         Total Letter of Credit
         Reimbursement Obligations                                   $_______
Guarantees of Debt of Persons other than Borrower and Guarantors
----------------------------------------------------------------

  ___________________________                    ________  ________  $_______
  ___________________________                    ________  ________  $_______
  ___________________________                    ________  ________  $_______
  ___________________________                    ________  ________  $_______


         TOTAL SECURED DEBT                                          $=======

---------------------

/5/ Include only Debt secured by a Mortgage

/6/ If rate is fixed, insert contract rate. If rate is floating, state that.

/7/ Exclude trade accounts payable in the ordinary course of business.

                                                  Schedule 4
                                                  ----------

                                     EBITDA
                                     ------

___ quarter ___
    consolidated net income                       $________
    less extraordinary gains                     ($________)
    plus extraordinary losses                     $________
    plus Consolidated Interest Expense            $________
    plus taxes on income                          $________
    plus depreciation and amortization            $________
    plus other non-cash charges                   $________
         Total                                    $________

___ quarter ___
    consolidated net income                       $________
    less extraordinary gains                     ($________)
    plus extraordinary losses                     $________
    plus Consolidated Interest Expense            $________
    plus taxes on income                          $________
    plus depreciation and amortization            $________
    plus other non-cash charges                   $________
         Total                                    $_______

___ quarter ___
    consolidated net income                       $________
    less extraordinary gains                     ($________)
    plus extraordinary losses                     $________
    plus Consolidated Interest Expense            $________
    plus taxes on income                          $________
    plus depreciation and amortization            $________
    plus other non-cash charges                   $________
         Total                                    $_______

___ quarter ___
    consolidated net income                       $________
    less extraordinary gains                     ($________)
    plus extraordinary losses                     $________
    plus Consolidated Interest Expense            $________
    plus taxes on income                          $________
    plus depreciation and amortization            $________
    plus other non-cash charges                   $________
         Total                                    $________

         EBITDA                                   $
                                                   ========

                                             Schedule 5
                                             ----------

                            Net Operating Income/8/
                            -----------------------

(for Fiscal Quarter just ended)

___ quarter ___

    Property revenues                             $________
    less Property expenses
         (excluding depreciation, amortization
          and debt service)                      ($________)
    less management fee (3% of gross
         rental income, excluding
         percentage rents)                       ($________)
    less capital reserve ($0.15 per leasable
         square foot)                            ($________)

    NET OPERATING INCOME                          $________

_________________
/8/ Include only Properties not subject to a Mortgage and owned for at least one Fiscal Quarter

                                                    Schedule 6
                                                    ----------

                           Unsecured Funded Debt/9/
                           -----------------------

                                          INTEREST     FINAL
                                          RATE/10/    MATURITY   TOTAL
                                          -------     --------   -----

Money Borrowed
--------------


_____________________________                      ________  ________  $_______
_____________________________                      ________  ________  $_______
_____________________________                      ________  ________  $_______
_____________________________                      ________  ________  $_______


         Total Money Borrowed                                          $_______


Deferred Purchase Price/11/
---------------------------


_____________________________                      ________  ________  $_______
_____________________________                      ________  ________  $_______
_____________________________                      ________  ________  $_______
_____________________________                      ________  ________  $_______

         Total Deferred Purchase Price                                 $_______



Capital Leases in which the Borrower is the tenant
--------------------------------------------------


_____________________________                      ________  ________  $_______
_____________________________                      ________  ________  $_______

         Total Capital Leases                                          $_______


Letter of Credit Reimbursement
Obligations
-----------
_________________
/9/ Include only Debt not secured by a Mortgage

/10/ If rate is fixed, insert contract rate. If rate is floating, state that.

/11/ Exclude trade accounts payable in the ordinary course of business.

_____________________________                      ________  ________  $_______
_____________________________                      ________  ________  $_______


         Total Letter of Credit
         Reimbursement Obligations                                     $_______


Guarantees of Debt of Persons other than Borrower and Guarantors
----------------------------------------------------------------


_____________________________                      ________  ________  $_______
_____________________________                      ________  ________  $_______
_____________________________                      ________  ________  $_______
_____________________________                      ________  ________  $_______
_____________________________                      ________  ________  $_______

         TOTAL UNSECURED FUNDED DEBT                                   $
                                                                        =======

                                             Schedule 7/12/
                                             ----------


                            Funds from Operations/1/
                            ---------------------


(for Fiscal Year just ended)

    Net income                               $________
    plus depreciation and amortization
         of real estate assets               $________
    plus net loss/(gain) on real estate
         sales                               $________
    plus loss/(gains) on extraordinary
         items                               $________
    plus depreciation of real estate
         assets held in unconsolidated
         entities                            $________

    FUNDS FROM OPERATIONS                    $________

-------------
/12/ Include only with the first Compliance Certificate furnished after the end of each Fiscal year.

                     CONSENT AND REAFFIRMATION OF GUARANTOR

     The undersigned (i) acknowledges receipt of the foregoing First Amendment to Term Loan Credit Agreement (the "First Amendment"), (ii) consents to the execution and delivery of the First Amendment by the parties thereto and (iii) reaffirms all of its obligations and covenants under the Guaranty Agreement dated as of February 17, 1999 executed by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the First Amendment.

                   JDN DEVELOPMENT COMPANY, INC.     (SEAL)


                   By:
                        ------------------------
                        Title: